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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             ----------------------

                        Date of Report (Date of earliest
                        event reported): August 31, 1998



                               HARRIS CORPORATION
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                      1-3863                  34-0276860
-------------------------------  -----------------------     -------------------
State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
        incorporation)                                       Identification No.)


      1025 West NASA Blvd., Melbourne, FL                        32919
    ----------------------------------------                 -------------
    (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (407) 727-9100

                                    No Change
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Items 1-4.        Not Applicable.


Item 5.           Other Events.
                  -------------

                  On August 31, 1998, Harris Corporation announced that its Board of Directors has authorized the Company to repurchase up to 1,000,000 shares of its Common Stock periodically in the open-market. The Company also announced that the Board authorized an increase in the quarterly dividend to $.24 from $.22, resulting in an annual indicated dividend rate of $.96 up from $.88. A copy of the press release is filed herewith as Exhibit 99 and is incorporated herein by reference.


Item 6.           Not Applicable.


Item 7.           Financial Statements and Exhibits.
                  ----------------------------------

(c)               Exhibits.

                  The following document is filed as an Exhibit to this Report:

                  99. Press Release, dated August 31, 1998, announcing the stock repurchase program and increased dividend rate.


Items 8-9.        Not Applicable.



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                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       HARRIS CORPORATION


                       By: /s/ B. R. ROUB
                          -----------------------------
                          Name:  B. R. Roub
                          Title: Senior Vice President & Chief Financial Officer



Date:      August 31, 1998


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                                  EXHIBIT INDEX



        Exhibit No.
        Under Reg.
       S-K, Item 601                               Description
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            99                   Press Release, dated August 31, 1998,
                                 announcing the stock repurchase program and increased dividend rate.